ASSIGNMENT OF AGREEMENT FOR PURCHASE AND SALE


         For and in consideration of One and No/100ths Dollar ($1.00) in hand paid by THICKET APARTMENTS, L.P., a Delaware limited partnership, having as its sole general partner Thicket Holdings, Inc., a Georgia corporation (hereinafter referred to as "Assignee"), to A & P INVESTORS, INC., a Georgia corporation (hereinafter referred to as "Assignor"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to that certain Agreement for Purchase and Sale by and between The Patrician Mortgage Company, as Seller, and Assignor, as Purchaser, dated March 27, 1996 (hereinafter referred to as the "Sales Agreement"). Assignee hereby accepts said assignment, transfer and conveyance of the Sales Agreement by Assignor and hereby assumes all of Assignor's rights, duties and obligations under said Sales Agreement.

         Witness the hands and seals of the parties hereto as of the 25th day of June, 1996.

   ASSIGNOR:

   A & P INVESTORS, INC., a Georgia corporation

   By:      /s/Peter D. Anzo
   -------------------------
            Peter D. Anzo
            Title: CEO

[Corporate Seal]



   ASSIGNEE:

   THICKET APARTMENTS, L.P., a Delaware limited partnership


   By:Thicket Holdings, Inc., a Delaware corporation,
      general partner

   By:      /s/Peter D. Anzo
   -------------------------
               Peter D. Anzo
               Title: CEO

[Corporate Seal]